Exhibit 10.1

AMENDMENT NO. 2

TO LEASE AGREEMENT

BETWEEN

MTI INSTRUMENTS INC.

AND

CARL E. TOUHEY

This Amendment to Lease is made and entered into this 2nd day of May 2014 by and between MTI Instruments Inc. (“Tenant”), and Carl E. Touhey (“Landlord”).

Whereas, Tenant and the Landlord entered into a Lease on August 10, 1999 with respect to a portion of the building known as 325 Washington Avenue Extension Albany, NY 12205 (the “Lease”), as amended on September 29, 2009.

Whereas, the parties hereto wish to further amend the Lease as hereinafter provided.

Now, therefore, in consideration of One Dollar ($1.00) each to the other paid, receipt of which is hereby acknowledged, the Lease is amended as follows:

1) The Lease term shall be extended for Five (5) years from December 1, 2014 – November 30, 2019.

2) The Tenant shall pay monthly rent to the Landlord according to the following schedule:

            Year 1 - $213,444.00/year; $17,787.00/month; $12.25/square foot

            Year 2 - $213,444.00/year; $17,787.00/month; $12.25/square foot

            Year 3 - $217,800.00/year; $18,150.00/month; $12.50/square foot

            Year 4 - $217,800.00/year; $18,150.00/month; $12.50/square foot

            Year 5 - $222,156.00/year; $18,513.00/month; $12.75/square foot

3) The Tenant’s new base year for Property and School Taxes in Article 5 shall be: December 1, 2014 – November 30, 2015.

4) Tenant shall have an option to terminate this Lease as of December 1, 2016 with written notice to the Landlord on or before December 31, 2015. If Tenant elects this option, Tenant shall reimburse Landlord for all unamortized fit-up costs at the time of termination. The amortization of all costs will be on a five (5) year, straight-line basis. The actual unamortized costs will be identified prior to April 1, 2015, or a date mutually agreed upon by both parties, with reasonable detail.  In addition, Tenant will reimburse Landlord for the discounted rent offered in the first two (2) years of the amended term to the average of $12.45/square foot.

5) Landlord agrees to perform the improvements outlined in Exhibit B at no cost to the Tenant.

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In all other respects the Lease, as amended, shall remain in full force and effect, and is hereby ratified and confirmed.

LANDLORD:

CARL E. TOUHEY

/s/ Maureen Latniak_____	By: /s/ Charles Touhey
Witness	Charles Touhey, Executor

TENANT:

MTI INSTRUMENTS INC.

/s/ Pat Phillips	By: /s/ Rick Jones__________
Witness

Its: Vice President & Chief Financial Officer _

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EXHIBIT A

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EXHIBIT B

WORKLETTER

This Exhibit is attached to and forms a part of the certain Amendment dated May 2, 2014 (“the Amendment”) pursuant to which the Landlord has leased to Tenant space in the building known as 325 Washington Avenue Extension Albany, NY 12205:

The Landlord will make, at Landlord’s sole cost, the following alterations to the premises:

  Build up to five (5) offices in the Northwest corner of the building described as ‘NEW OFFICES’ in Exhibit A. These offices will be complete with walls, ceiling, flooring, electrical, and proper HVAC.
  Interior walls will be removed in the production area, outlined in yellow, from Exhibit A. The removal of these walls includes the relocation of any electrical needs, switches, outlets, emergency lights, etc.
  Interior walls in the production area, outlined in red, from Exhibit A will also be removed if requested by Tenant.
  Replace flooring in the production area with conductive VCT where needed, up to 360 square feet.
  Clean, strip, and wax entire production area VCT floor with approved polish for conductive area.
  Make HVAC adjustments in the production area to equalize temperature as needed.
  Repair emergency exit door at the Northwest corner of the building to include a crash bar to bring the door up to local code.
  Replace carpet in front office.

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